UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: June 14, 2007
(Date of earliest event reported)

CONVERGENCE ETHANOL, INC.
(Name of small business issuer as specified in its charter)

NEVADA	0-4846-3	82-0288840
(State or jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5701 Lindero Canyon Rd., #2-100 Westlake Village, California	91362
(Address of principal executive offices)	(Zip Code)

Issuer's telephone number, including area code: (818) 735-4750

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 14, 2007, John C. Fitzgerald resigned his position as director of Convergence Ethanol, Inc. (the “Company”). Mr. Fitzgerald’s resignation was not related to a disagreement with the Company, known to an executive officer of the Company, on any matter relating to the Company’s operations, policies or practices.

[SIGNATURE PAGE FOLLOWS]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2007	Convergence Ethanol, Inc.

	By:	/s/ James A. Latty
James A. Latty, PhD, PE
Chief Executive Officer